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                         J.P. MORGAN SERIES TRUST II

                           JPMorgan Bond Portfolio
                   JPMorgan International Equity Portfolio
                      JPMorgan Mid Cap Value Portfolio
                      JPMorgan Small Company Portfolio
                JPMorgan U.S. Large Cap Core Equity Portfolio
             (each a "Portfolio," collectively, the "Portfolios")

                      Supplement dated January 5, 2005
                    to the Prospectuses dated May 1, 2004

     Bank One Corporation merged into JPMorgan Chase & Co on July 1, 2004. Bank One Corporation was the corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. and One Group Administrative Services, Inc., which are the investment adviser, the distributor and the administrator, respectively, to the One Group Mutual Funds. As a consequence of the merger, on that date BOIA, One Group Dealer Services, Inc. and One Group Administrative Services, Inc. became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser and JPMorgan Chase Bank is the administrator and custodian to the Portfolios.

     In order to take advantage of operational and administrative efficiencies, the Board of Trustees of J.P. Morgan Series Trust II approved agreements effective February 19, 2005 between the Trust and (i) One Group Administrative Services, Inc. as the administrator, (ii) One Group Dealer Services, Inc. as the distributor to the Portfolios and (iii) Boston Financial Data Services, Inc. as the Transfer Agent.

     Therefore, the information in the Prospectus relating to the administrator and distributor is hereby supplemented by adding the following under the indicated captions:

     THE PORTFOLIO'S ADMINISTRATOR
     Effective February 19, 2005, One Group Administrative Services, Inc. (the Administrator), which will be renamed JPMorgan Funds Management, Inc. as of that time, will succeed the current administrator and will provide administrative, shareholder and certain financial services and oversee the Portfolio's other service providers.

     THE PORTFOLIO'S DISTRIBUTOR
     Effective February 19, 2005, One Group Dealer Services, Inc. (the Distributor), which will be renamed JPMorgan Distribution Services, Inc. as of that time, will succeed the current distributor for the Portfolio. The Distributor is an affiliate of JPMIM and the Administrator.



                                                                    SUP-ST11-105